Exhibit 10.23

                            THE SOUTH FINANCIAL GROUP
                      2004 - 2006 LONG TERM INCENTIVE PLAN
                      Restricted Stock Unit Award Agreement

         This Agreement is made as of ___________ (the "Grant Date"), by and between The South Financial Group (the "Company") and _____________ (the "Participant").

         WHEREAS, the Compensation Committee of the Board of Directors (Committee) has, pursuant to the Plan, made an Award to the Participant and authorized and directed the execution and delivery of this Agreement;

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Participant hereby agree as follows:

1. AWARD. The Participant is hereby granted an Award based on stretch performance of __________ Restricted Stock Units (hereinafter sometimes "Units") with respect to the Performance Period January 1, 2004 through December 31, 2006. Each Unit will be subject to first, Performance Conditions that need to be satisfied during the Performance Period and, second, to Employment Conditions. The Performance Measures, Performance Goals, Performance Formula and Employment Conditions applicable to this Award are set forth in the Award Schedule attached hereto and made a part hereof. [For Covered Employees: This Award is designated as a Qualified Performance Compensation Award.]

2.     PAYMENT.
       (i) As soon as practicable after the close of each Performance Period, the Committee shall determine whether, and to what extent, the Performance Goals for the Performance Period have been achieved. If the Performance Goals have been achieved, the Committee will determine the number of Restricted Stock Units, based upon the Performance Formula set forth in the Award Schedule that will now be subject to the Employment Conditions. [For Covered Employees:
              The Committee may use negative discretion to decrease, but not increase, the number of Units otherwise payable to the Participant based upon such performance.] All Restricted Stock Units that have not met the Performance Conditions will be forfeited.
       (ii) Restricted Stock Units subject to the Employment Conditions will vest according to the Award Schedule. As soon as practical after the Restricted Stock Units have vest, the Company shall deliver to the Participant one share of Stock for each Restricted Stock Unit so earned.

3. TERMINATION. No payment shall be made with respect to this Award and all of the Units granted hereunder will be forfeited if the Participant is not an Employee during the entire Employment Condition period as specified in the Award Schedule.

4. CHANGE OF CONTROL. Anything in this Agreement to the contrary notwithstanding, in the event of a Change of Control as defined by the Plan document:
        (i) The Committee has the right to declare that any Performance Period(s) still in force have ended and to determine if the Performance Conditions for these Performance Period(s) have been met. The Committee may waive at its sole discretion the Performance Conditions on Restricted Stock Units that have not met the Performance Conditions. Any Restricted Stock Units that have not met the Performance Conditions or had their Performance Conditions waived by the Committee, will be forfeited on the date of the Change in Control.

       (ii) All Restricted Stock Units that are only subject to Employment Conditions as of the date of the Change in Control will vest as of the Change in Control.

5. TAXES. The Company shall withhold all applicable taxes required by law from all amounts paid in satisfaction of the Award. A Participant may satisfy the tax obligation with respect to the Award (i) by paying the amount of any such taxes in cash or check (subject to collection), (ii) by the delivery (or attestation of ownership) of shares of Stock or (iii) with the approval of the Committee, by having shares of Stock deducted from the payment. The amount of the withholding and, if applicable, the number of shares of Stock to be deducted shall be determined by the Committee as of when the withholding is required to be made, provided that the number of shares of Stock so withheld shall not exceed the minimum required amount of such withholding.

6. NON-ASSIGNABILITY. Restricted Stock Units are not assignable or transferable other than by will or by the laws of descent and distribution.

7. RIGHTS AS A STOCKHOLDER. Subject to the terms and provisions of applicable law and of this Agreement, the Participant shall have all rights of a stockholder of the Company with respect to the Restricted Stock Units, including the right to vote the Restricted Stock Units and receive all dividends or other distributions paid or made with respect thereto.

8.     DISTRIBUTIONS WITH RESPECT TO STOCK.
       (i) While the Performance Conditions are in force, any cash dividends paid with respect to the Company's common stock will be payable to Restricted Stock Unit holders subject to the terms below. The cash dividends shall be held un-invested by the Company and subject to the same terms and conditions as the Restricted Stock Units while the performance conditions are still in force. Cash dividends related to Restricted Stock Units that have satisfied the performance conditions will be paid to the participant as soon as practical after the performance conditions have been satisfied. Cash dividends related to Restricted Stock Units that were forfeited will also be forfeited.
       (ii) While the Employment Conditions are in force, cash dividends will be paid on the same basis and timing as common stock holders.
       (iii) Restricted Stock Unit participants will receive any stock dividends on the same basis as common stock holders, except their dividends will be in the form of additional Restricted Stock Units. Any Restricted Stock Units received by a recipient as a stock dividend, or as a result of stock splits, recapitalizations, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise, directly or indirectly, the Restricted Stock Unit shall have the same status and be subject to this Agreement.

9. DEFERRED COMPENSATION PROGRAM. The Company desires to provide the Participant with a Deferred Compensation Program. Subject to the Company having such a program and the terms of that program, the Restricted Stock Units received by the Participant can be placed into the Deferred Compensation Program, as long as legally allowable.

10. NO RIGHT TO CONTINUED SERVICE. Nothing herein shall obligate the Company or any Subsidiary or Affiliate of the Company to continue the Participant's employment or other service for any particular period or on any particular basis of compensation.

11. BURDEN AND BENEFIT. The terms and provisions of this Agreement shall be binding upon, and shall inure to the benefit of, the Participant and his or her executors or administrators, heirs, and personal and legal representatives.

12. EXECUTION. This Award is not enforceable until this Agreement has been signed by the Participant and the Company. By executing this Agreement, the Participant shall be deemed to have accepted and consented to any action taken under the Plan by the Committee, the Board of Directors or their delegates.

13. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of South Carolina, without regard to the conflict of laws principles thereof.

14. MODIFICATIONS. No change or modification of this Agreement shall be valid unless it is in writing and signed by the parties hereto.

15. ENTIRE AGREEMENT. This Agreement, together with the Plan, sets forth all of the promises, agreements, conditions, understandings, warranties and representations between the parties hereto with respect to the Units granted hereunder, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, between them with respect to the Units other than as set forth herein or therein. The terms and conditions of the Plan are incorporated by reference herein, and to the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, the term or provision of the Plan shall control.

16. CONSTRUCTION. The use of any gender herein shall be deemed to include the other gender and the use of the singular herein shall be deemed to include the plural and vice versa, wherever appropriate.

17. NOTICES. Any and all notices required herein shall be addressed: (i) if to the Company, to the principal executive office of the Company; and
       (ii) if to the Participant, to his or her address as reflected in the records of the Company.

18. INVALID OR UNENFORCEABLE PROVISIONS. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provisions were omitted.

         IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the day and year first above written.

                            THE SOUTH FINANCIAL GROUP


                            By:
                                 ----------------------------
                                 Executive Vice President


                                 ----------------------------
                                 Name:




              AWARD SCHEDULE FOR 2004 - 2006 RESTRICTED STOCK UNITS


------------------- ------------------- --------------------------------- ------------------------------
   PERFORMANCE       % OF RESTRICTED          NUMBER OF RESTRICTED         NUMBER OF RESTRICTED STOCK
      PERIOD           STOCK UNITS            STOCK UNITS - TARGET               UNITS - STRETCH
------------------- ------------------- --------------------------------- ------------------------------
       2004
------------------- ------------------- --------------------------------- ------------------------------
       2005
------------------- ------------------- --------------------------------- ------------------------------
       2006
------------------- ------------------- --------------------------------- ------------------------------
   2004 to 2006
------------------- ------------------- --------------------------------- ------------------------------
         Total RSU's Granted
--------------------------------------- --------------------------------- ------------------------------

PERFORMANCE RATING
For each performance period, the Board will evaluate the performance of The South Financial Group versus the three established performance measures and the approved threshold, target and stretch performance levels. The percentage performance of each measure will be determined independently. Once the percentage performance has been determined, an overall percentage performance will be calculated by adding together each performance measure's weight times the percentage performance for that measure. The percentage of restricted stock units that have met the performance conditions is equal to the overall percentage performance. The percentage performance for each measure will be determined in the following manner:

         1. If performance is below the threshold, then that measures percentage performance is 0%.

         2. If performance is below the target but exceeds the threshold, then that measures percentage performance is 50%.

         3. If performance is exactly equal to the target, then that measures percentage performance is 100%.

         4. If performance is in between the target and the stretch, then that measures percentage performance is calculated based on straight-line interpolation and will be between 100% and 125%.

         5. If performance is equal to or exceeds the stretch, then the percentage performance is 125%.




                             2004 PERFORMANCE PERIOD
                        (EACH MEASURE WEIGHTED ONE-THIRD)
----------------------------- -------------------------------------------
                                          PERFORMANCE LEVELS
                              -------------------------------------------
    PERFORMANCE MEASURE            THRESHOLD         TARGET     STRETCH
                                     (50%)           (100%)      (125)
----------------------------- --------------------- ---------- ----------
       Operating EPS
----------------------------- --------------------- ---------- ----------
    4th Quarter 2004 ROA
----------------------------- --------------------- ---------- ----------
    4th Quarter 2004 ROE
----------------------------- --------------------- ---------- ----------

                             2005 PERFORMANCE PERIOD
                        (EACH MEASURE WEIGHTED ONE-THIRD)

----------------------------- -------------------------------------------
                                          PERFORMANCE LEVELS
                              -------------------------------------------
    PERFORMANCE MEASURE            THRESHOLD         TARGET     STRETCH
                                     (50%)           (100%)      (125)
----------------------------- --------------------- ---------- ----------
       Operating EPS
----------------------------- --------------------- ---------- ----------
    4th Quarter 2005 ROA
----------------------------- --------------------- ---------- ----------
    4th Quarter 2005 ROE
----------------------------- --------------------- ---------- ----------

                             2006 PERFORMANCE PERIOD
                        (EACH MEASURE WEIGHTED ONE-THIRD)
----------------------------- -------------------------------------------
                                          PERFORMANCE LEVELS
                              -------------------------------------------
    PERFORMANCE MEASURE            THRESHOLD         TARGET     STRETCH
                                     (50%)           (100%)      (125)
----------------------------- --------------------- ---------- ----------
       Operating EPS
----------------------------- --------------------- ---------- ----------
    4th Quarter 2006 ROA
----------------------------- --------------------- ---------- ----------
    4th Quarter 2006 ROE
----------------------------- --------------------- ---------- ----------

                         2004 TO 2006 PERFORMANCE PERIOD
                        (EACH MEASURE WEIGHTED ONE-THIRD)
----------------------------- -------------------------------------------
                                          PERFORMANCE LEVELS
                              -------------------------------------------
    PERFORMANCE MEASURE            THRESHOLD         TARGET     STRETCH
                                     (50%)           (100%)      (125)
----------------------------- --------------------- ---------- ----------
       Operating EPS
----------------------------- --------------------- ---------- ----------
    4th Quarter 2006 ROA
----------------------------- --------------------- ---------- ----------
    4th Quarter 2006 ROE
----------------------------- --------------------- ---------- ----------


                              EMPLOYMENT CONDITIONS
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      CUMULATIVE PERCENT OF AWARD                  RESTRICTIONS LAPSES AS OF
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